SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2000


                           FIRST COMMUNITY CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      South Carolina                                  57-1010751
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)


             5455 Sunset Boulevard, Lexington, South Carolina 29072
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               (Address of principal executive offices) (Zip Code)


                                 (803) 951-2265
            --------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


                                 Not Applicable
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS.

         On December 20, 2000, First Community Bank, NA, the wholly-owned subsidiary of the Registrant, and Newberry Federal Savings Bank, the wholly owned subsidiary of DutchFork Bancshares, Inc., signed a definitive agreement by which First Community Bank will purchase the Chapin, South Carolina branch office from Newberry Federal Savings Bank.


ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.

         Exhibit 99.1 Press Release dated December 20, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    First Community Bank

                                    By:/s/ Michael C. Crapps
                                        ---------------------------------------
                                           Michael C. Crapps,
                                          President and Chief Executive Officer

Dated January 30, 2001